OTHER RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2020
OTHER RECEIVABLES, NET
Schedule of Other Receivables, net

Other receivables consisted of the following:

	As of December 31,
	2020	2019
Rental deposit	$—	$—
Property management fee deposit	1,252	5,472
Due from third parties	6,104	2,150
Other receivable from customer in agent service	—	153,046
Total other receivables	7,356	160,668
Less: Provision for doubtful accounts	—	—
Other receivables, net	$7,356	$160,668